Vanguard Variable Insurance Funds—International Portfolio
Supplement Dated December 22, 2020, to the Prospectus and Summary Prospectus Dated April 28, 2020
Important Changes to Vanguard Variable Insurance Funds—International Portfolio

Effective immediately, Lawrence Burns has been named as co-portfolio manager of the Ballie Gifford Overseas Ltd. (Baillie Gifford) portion of the International Portfolio (the Portfolio), and James R. Gautrey has been named as co-portfolio manager of the Schroder Investment Management North America Inc. (Schroders) portion of the Portfolio. Mr. Burns joins James K. Anderson and Thomas Coutts, and Mr. Gautrey joins Simon Webber, who will continue to manage their respective portions of the Portfolio. The Portfolio’s investment objective, strategies, and policies will not change as a result of these portfolio manager changes.
Prospectus and Summary Prospectus Text Changes
The following is added to the Portfolio Managers disclosure under the heading “Investment Advisors” in the Portfolio Summary section:
Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has co-managed a portion of the Portfolio since December 2020.
James R. Gautrey, CFA, Portfolio Manager at Schroders. He has co-managed a portion of the Portfolio since December 2020.
Additionally, to update his status from sole portfolio manager on the Schroders portion to a co-portfolio manager, the following replaces Simon Webber, CFA:
Simon Webber, CFA, Portfolio Manager at Schroders. He has managed a portion of the Portfolio since 2009 (co-managed since December 2020).

Prospectus Text Changes
The following is added to the Portfolio Managers disclosure under the heading “Investment Advisors” in the More on the Portfolio section:
Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has worked in investment management with Baillie Gifford since 2009, has managed investment portfolios since 2012, and has co-managed a portion of the Portfolio since December 2020. Education: B.A., University of Cambridge.
James R. Gautrey, CFA, Portfolio Manager at Schroders. He has worked in investment management for Schroders since 2001, has managed assets since 2014, and has co-managed a portion of the Portfolio since December 2020. Education: B.Sc., University College London.
Additionally, to update his status from sole portfolio manager on the Schroders portion to a co-portfolio manager, the following replaces Simon Webber, CFA:
Simon Webber, CFA, Portfolio Manager at Schroders. He has worked in investment management since 1999, has managed assets for Schroders since 2001, and has managed a portion of the Portfolio since 2009 (co-managed since December 2020). Education: B.Sc. from the University of Manchester.
 © 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 110A 122020

Vanguard Variable Insurance Funds

Supplement Dated December 22, 2020, to the Statement of Additional Information Dated April 28, 2020

Important changes to Vanguard Variable Insurance Funds—Growth Portfolio (the Growth Portfolio) and Vanguard Variable Insurance Funds—International Portfolio (the International Portfolio, and together with the Growth Portfolio, the Portfolios).
Effective immediately, Billy Montana replaces Christopher J. Bonavico as a co-portfolio manager of the Jackson Square Partners (Jackson Square) portion of the Growth Portfolio.
Also effective immediately, Lawrence Burns has been named as a co-portfolio manager of the Ballie Gifford Overseas Ltd. (Baillie Gifford) portion of the International Portfolio, and James R. Gautrey has been named as a co-portfolio manager of the Schroder Investment Management North America Inc. (Schroders) portion of the International Portfolio. Each Portfolio’s investment objective, strategies, and policies will not change as a result of these portfolio manager changes.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following replaces Christopher Bonovico in the table under the heading “1. Other Accounts Managed” on page B-59:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Billy Montana[2]	Registered investment companies[3]	9	$3.6B	0	$0
	Other pooled investment vehicles	3	$283M	0	$0
	Other accounts	15	$3.4B	1	$282M
2 Mr. Montana began co-managing the Growth Portfolio on December 22, 2020.
3 Information provided as of August 31, 2020.
In the Investment Advisory and Other Services section, the following is added to the table under the heading “1. Other Accounts Managed” on page B-62:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Lawrence Burns[2]	Registered investment companies[3]	2	$4.2B	0	$0
	Other pooled investment vehicles	6	$2.7B	1	$98M
	Other accounts	37	$20.2B	0	$0
2 Mr. Burns began co-managing the International Portfolio on December 22, 2020.
3 Information provided as of August 31, 2020.
In the Investment Advisory and Other Services section, the following replaces the text under the heading “3. Description of Compensation” on page B-62:
Mr. Anderson, Mr. Coutts, and Mr. Burns are Partners of Baillie Gifford & Co. As such, each receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners, and therefore partners provide for benefits from their own personal funds.

In the Investment Advisory and Other Services section, the following is added to the table under the heading “1. Other Accounts Managed” on page B-63:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
James Gautrey[2]	Registered investment companies[3]	4	$2.5B	0	$0
	Other pooled investment vehicles	3	$561M	0	$0
	Other accounts	11	$3.2B	0	$0
2 Mr. Gautrey began co-managing the International Portfolio on December 22, 2020.
3 Information provided as of August 31, 2020.
In the Investment Advisory and Other Services section, the following replaces the first paragraph under the heading “3. Description of Compensation” on page B-63:
Schroders’ portfolio managers are paid a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of its employees. Certain fund managers also receive awards under a long-term incentive program. Mr. Webber and Mr. Gautrey receive compensation based on the factors discussed in this section.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 064A 122020